UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2016

HANCOCK HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Mississippi (State or other jurisdiction of incorporation)	001-36872 (Commission File Number)	64-0693170 (I.R.S. Employer Identification No.)

One Hancock Plaza 2510 14th Street Gulfport, Mississippi (Address of principal executive offices)	39501 (Zip Code)

(228) 868-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On July 20, 2016, Hancock Holding Company issued a press release reporting its second quarter earnings for the period ended June 30, 2016.  A copy of this press release and the accompanying financial statements and slide presentation are attached hereto as Exhibit 99.1.
In accordance with General Instruction B.2. of Form 8-K, the information presented in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01                          Financial Statements and Exhibits.
(d)            Exhibits.
Exhibit Number	Description
99.1	Press Release dated July 20, 2016 for Quarter Ended June 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK HOLDING COMPANY

July 20, 2016	By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer